Seventh Amendment to Credit Agreement This Seventh Amendment to Credit Agreement (this “Seventh Amendment”), dated as of August 3, 2026 (the “Seventh Amendment Effective Date”), is among Granite Ridge Resources, Inc., a Delaware corporation (the “Borrower”); each of the undersigned Restricted Subsidiaries of the Borrower (the “Guarantors”; the Guarantors together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Recitals A. The Borrower, the Administrative Agent, the Lenders and the L/C Issuer are parties to that certain Credit Agreement dated as of October 24, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower. B. The parties hereto desire to enter into this Seventh Amendment to amend certain terms of the Credit Agreement as set forth herein and to be effective as of the Seventh Amendment Effective Date. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Seventh Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Seventh Amendment refer to the Credit Agreement. Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended, effective as of the Seventh Amendment Effective Date, in the manner provided in this Section 2. 2.1 Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows: Section 3. “Seventh Amendment” means that certain Seventh Amendment to Credit Agreement dated as of the Seventh Amendment Effective Exhibit 10.1 Execution Version 4933-4507-0532v.1

Date, among the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto. Section 4. “Seventh Amendment Effective Date” means August 3, 2026. 4.1 Restated Definition. The following definition contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows: 4.2 “Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Guaranty, the Security Documents, the Notes, the Issuer Documents, each Fee Letter and all other promissory notes, security agreements, intercreditor agreements, mortgages, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, certificates and agreements executed and delivered pursuant to or in connection with this Agreement or the Security Documents; provided that the term “Loan Documents” shall not include any Secured Cash Management Agreement or any Secured Hedge Agreement; provided, further, that no Approved Swap Counterparty (in its capacity as such) shall be deemed to be a party to or have any rights under any Loan Documents to which it is a party. 4.3 Amendment to Section 8.4(a) of the Credit Agreement. Clause (v) of Section 8.4(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows: 4.4 (v) Borrower may make Restricted Payments in the form of cash distributions so long as (A) no Event of Default or Borrowing Base Deficiency exists or would result therefrom, (B) immediately after giving effect to such Restricted Payment (and any Borrowings made in connection therewith), the Consolidated Net Leverage Ratio on a pro forma basis is less than or equal to 1.50 to 1.00 (or 1.75 to 1.00 at any time of determination between the Seventh Amendment Effective Date and January 1, 2027), and (C) immediately after giving effect to such Restricted Payment (and any Borrowings made in connection therewith), Liquidity is not less than 20% of the Aggregate Commitments then in effect; and 4.5 2.4 Amendment to Section 8.4(b) of the Credit Agreement. Clause (iv) of Section 8.4(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows: 4.6 (iv) with cash on hand, so long as, in the case of this clause (iv), (A) no Event of Default or Borrowing Base Deficiency has occurred and is continuing both before and after giving effect to such Redemption, (B) immediately after giving effect to such Redemption (and any Borrowings made in connection therewith), the Consolidated Net Leverage Ratio on a pro forma basis is less than or equal to 1.50 to 1.00 (or 1.75 to 1.00 at any time of determination Page 2 4933-4507-0532v.1 between the Seventh Amendment Effective Date and January 1, 2027), and (C) immediately after giving effect to such Redemption (and any Borrowings made in connection therewith), Liquidity is not less than 20% of the Aggregate Commitments then in effect; and Section 5. Conditions Precedent. The effectiveness of this Seventh Amendment is subject to the following: 5.1 Counterparts. The Administrative Agent shall have received counterparts of this Seventh Amendment from the Loan Parties and each of the Lenders constituting the Majority Lenders. 5.2 Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Seventh Amendment Effective Date. 5.3 Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request. Section 6. Miscellaneous. 6.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Seventh Amendment) shall remain in full force and effect in accordance with their terms following the effectiveness of this Seventh Amendment, and the execution, delivery and effectiveness of this Seventh Amendment shall not (a) operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents nor (b) constitute a waiver of any provision of the Credit Agreement or any other Loan Document except, in each case, as expressly provided herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. 6.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Seventh Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges and renews its continued liability under the Loan Documents to which it is a party, (d) agrees, with respect to each Loan Party that is a Guarantor, that its guarantee under the Guaranty remains in full force and effect with respect to the Obligations as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof, after giving effect to the amendments set forth in Section 2 hereof, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Seventh Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Seventh Amendment constitutes the valid Page 3 4933-4507-0532v.1 and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and (g) represents and warrants to the Lenders and the Administrative Agent that, immediately after giving effect to this Seventh Amendment, no Default exists. 6.3 Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Seventh Amendment by fax or electronic transmission (e.g., “.pdf”) shall be effective as delivery of a manually executed original counterpart hereof. The execution and delivery of this Seventh Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof. 6.4 No Oral Agreement. This written Seventh Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties hereto or thereto and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents. 6.5 Governing Law. This Seventh Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas. 6.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Seventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent. 6.7 Severability. Any provision of this Seventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 6.8 Successors and Assigns. This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. [Signature Pages Follow.] Page 4 4933-4507-0532v.1

The parties hereto have caused this Seventh Amendment to be duly executed as of the day and year first above written. BORROWER: GRANITE RIDGE RESOURCES, INC., a Delaware corporation By: /s/ Tyler S. Farquharson Name: Tyler S. Farquharson Title: President and Chief Executive Officer [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

GUARANTORS: GRANITE RIDGE HOLDINGS, LLC, a Delaware limited liability company By: /s/ Tyler S. Farquharson Name: Tyler S. Farquharson Title: President and Chief Executive Officer GRANITE RIDGE REEVES, LLC, a Delaware limited liability company By: /s/ Tyler S. Farquharson Name: Tyler S. Farquharson Title: President and Chief Executive Officer [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Don B. Pinzon Name: Don B. Pinzon Title: Vice President [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

BANK OF AMERICA, N.A., as a Lender By: /s/ Kimberly Miller Name: Kimberly Miller Title: Director [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ David Lee Garza Name: David Lee Garza Title: Director [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

CITIBANK, N.A., as a Lender By: /s/ Austin Lewis Name: Austin Lewis Title: Vice President [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

CITIZENS BANK, N.A., as a Lender By: /s/ Parker Mears Name: Parker Mears Title: Senior Vice President [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas Kleiderer Name: Thomas Kleiderer Title: Managing Director [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender By: /s/ John Feeley Name: John Feeley Title: Managing Director [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ David Bornstein Name: David Bornstein Title: Senior Vice President [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Matt Turner Name: Matt Turner Title: Senior Vice President [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender By: /s/ Kathlin Ardell Name: Kathlin Ardell Title: Senior Vice President [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

FIFTH THIRD BANK, N.A., successor by merger to Comerica Bank, as a Lender By: /s/ Thomas Kleiderer Name: Thomas Kleiderer Title: Managing Director [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

BUSEY BANK (successor by merger to CrossFirst Bank), as a Lender By: /s/ Jeff Hall Name: Jeff Hall Title: Managing Director [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

FIRST HORIZON BANK, as a Lender By: /s/ Stacy G. Cartier Name: Stacy G. Cartier Title: Senior Vice President [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

TEXAS CAPITAL BANK, as a Lender By: /s/ Cameron Kuntz Name: Cameron Kuntz Title: Vice President [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]

UMB BANK, N.A., as a Lender By: /s/ Zachary S. Leard Name: Zachary S. Leard Title: Vice President [Signature Page to Seventh Amendment to Credit Agreement Granite Ridge Resources, Inc.]